                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 2001, included and incorporated by reference in The Quaker Oats Company's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


                                          Arthur Andersen LLP


Chicago, Illinois
March 13, 2001